Developing Transformative Targeted Cancer Therapeutics

Corporate Presentation
March 2022

NASDAQ: ARAV



Forward Looking Statements

This presentation contains forward-looking statements that may discuss Aravive's plans, goals, intentions and expectations as to future trends, events, results of operations, financial condition or other matters. Forward- looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and they often include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements included in this presentation include statements regarding Aravive's planned clinical activities and the timing of such activities, including the design, patient enrollment and availability of data from clinical studies, the potential pipeline, future indications and cash position, the anticipated safety, benefits, activity and manufacturability of Aravive's product candidates and the ability to obtain regulatory approval, including the Phase 3 trial supporting full approval in PROC. Forward-looking statements are based on Aravive's current beliefs and assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: e.g., the trials supporting the submission of a biologics license application to the FDA, Aravive's ability to meet its clinical milestones, the impact of COVID-19 on Aravive's clinical strategy, clinical trials, supply chain and fundraising, Aravive's ability to expand development into additional oncology indications, Aravive's dependence upon batiraxcept (AVB-500), batiraxcept's ability to have favorable results in clinical trials and ISTs, the clinical trials of batiraxcept having results that are as favorable as those of preclinical and clinical trials, the ability to receive regulatory approval, potential delays in Aravive's clinical trials due to regulatory requirements or difficulty identifying qualified investigators or enrolling patients especially in light of the COVID-19 pandemic; the risk that batiraxcept may cause serious side effects or have properties that delay or prevent regulatory approval or limit its commercial potential; the risk that Aravive may encounter difficulties in manufacturing batiraxcept; if batiraxcept is approved, risks associated with its market acceptance, including pricing and reimbursement; potential difficulties enforcing Aravive's intellectual property rights; Aravive's reliance on its licensor of intellectual property and financing needs. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Aravive's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, Aravive undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Developing Transformative Targeted Cancer Therapeutics

Batiraxcept (AVB-500): Differentiated Approach to Targeted Inhibition of GAS6/AXL Signaling Pathway

Multiple Upcoming Clinical Milestones

- **Registrational Phase 3 Trial in Platinum-Resistant Ovarian Cancer (PROC) Ongoing**
  Phase 1b trial demonstrated more than doubling of progression-free survival than standard of care
- **Phase 1b Trial in 2L+ Clear Cell Renal Cell Carcinoma (ccRCC) Ongoing**
  46% response; 63% response in the biomarker high population
  Phase 2 Trial in 1L, 2L+ ccRCC patients & ccRCC patients ineligible for curative intent Ongoing
- **Phase 1b Trial in 1L Pancreatic Adenocarcinoma Ongoing**

Opportunity to Expand into Broad Range of Cancer Indications and Patient Populations

Strategic Collaborations: Licensed batiraxcept to 3DMed (China) and Discovery Collaboration on Connective Tissue Growth Factor (CTGF) Program with WuXi

Experienced Management and Board of Directors

SENIOR MANAGEMENT



CEO
Gail McIntyre, Ph.D., DABT



CMO
Reshma Rangwala, M.D., Ph.D.



CFO
Vinay Shah

BOARD OF DIRECTORS



Chairman of the Board
Fred Eshelman, Pharm D.



Director
Amato Giaccia, Ph.D.



Director
Peter Ho, M.D., Ph.D.



Director
John Hohneker, M.D.



Director
Sigurd Kirk



Director
Gail McIntyre, Ph.D., DABT



Director
Michael Rogers



Director
Eric Zhang

The Medicines Company · Furiex Pharmaceuticals · Genmab · Pacira · PPD · Kinnate Biopharma · Meditope · Keryx · Akebia
gsk · Merck · CardinalHealth · Stanford School of Medicine · aerpio · Acorda · Barclays
Boston Pharmaceuticals · Novartis · Epizyme · Johnson & Johnson · Anokion · forma · BeiGene · Allergan · barr

Aravive Pipeline

Opportunity for Expansion into Additional Indications and Drug Combinations

Indication	Preclinical	Phase 1	Phase 2	Phase 3
Batiraxcept (AVB-500)				
OVARIAN CANCER Platinum Resistant *(batiraxcept + paclitaxel)*	Fast-Track Designation in U.S., Orphan Designation in EU			
CLEAR CELL RENAL CANCER • 1st Line *(batiraxcept + cabozantinib + nivolumab)* • 2nd+ Line *(batiraxcept + cabozantinib)* • Ineligible for curative intent therapy *(batiraxcept monotherapy)*				
PANCREATIC ADENOCARCINOMA 1st Line *(batiraxcept + gemcitabine + nab-paclitaxel)*				
Bispecific Antibodies (Cancer & Fibrosis)				
CANCER AND FIBROSIS		WuXi Biologics		

Urgent Unmet Needs & Large Market Opportunities

~106K Addressable Patients & Potential to Expand into Other Cancers and Earlier Lines of Therapy

PROC

5th leading cause of cancer deaths among women in U.S.

~70% of patients diagnosed with advanced-stage disease

ADDRESSABLE PATIENTS

U.S.	~12,000
EU	~11,000

ccRCC

A leading cause of cancer deaths in U.S.

12% five-year survival rate for metastatic disease

ADDRESSABLE PATIENTS

1L	U.S.	~13,000
	EU	~14,000
2L	U.S.	~9,000
	EU	~9,000

Pancreatic Adenocarcinoma

Projected 2nd leading cause of cancer deaths in U.S. by 2030

11% five-year survival rate

ADDRESSABLE PATIENTS

U.S.	~18,000
EU	~20,000

Source: Decision Resource Group, diagnosed drug-treatable patients forecast. Aravive's estimates.
2L-4L platinum-resistant ovarian cancer (PROC), high grade serous patients, 1L and 2L advanced/metastatic clear cell renal cell carcinoma (ccRCC) patients, Pancreatic Adenocarcinoma – Metastatic 1L, eligible to receive gemcitabine + nab-paclitaxel as 1L treatment

Upcoming Key Milestones

1H 2022
- Updated P1b Pancreatic Cancer Trial Data
- Updated P1b ccRCC Trial Data & Preliminary P2 ccRCC Trial Data

2H 2022
- Updated P1b and P2 ccRCC Trial Data
- Updated P1b Pancreatic Cancer Trial Data
- Complete Enrollment of P3 PROC

1H 2023
- P3 PROC Top Line Results
- Updated P1b and P2 ccRCC Trial Data
- Updated P1b Pancreatic Cancer Trial Data

2H 2023
- File BLA for PROC
- File IND for the CTGF Program

GAS6/AXL Signaling Pathway

Drives Activation, Migration and Invasion of Abnormal Cells


Acquired resistance/EMT
AXL
RTKs
EGFR
Ligands
RAS
RAF
MEK
MAPK
Cell proliferation
PI3K
PTEN
PDK1
AKT
PKC
mTORC1
NF-κB
Cell survival
Motility
S6
eIF4E
Protein translation
Cell survival

AXL is overexpressed upon acquisition of therapy resistance and can induce epithelial-to-mesenchymal transition (EMT). It dimerizes with RTKs present in the membrane of tumor cells to initiate signaling cascades that ultimately lead to increased cell motility and survival.
Clin Cancer Res. 2016 Mar 15; 22(6): 1313–1317.

Inhibiting GAS6 Preclinically

- Anti-tumor activity in many tumor models, including ovarian, kidney, pancreatic, and breast
- Blocks tumor invasion & metastasis
- Overcomes acquired drug resistance
- Ameliorates desmoplasia and fibrosis
- Enhances tumor immune response

GAS6 is Redundant for Normal Tissues

- GAS6 depletion well tolerated
- Lack of adverse events provides large therapeutic index
- GAS6 depletion readily combinable with targeted therapies, immunotherapies and radiotherapy

Batiraxcept (AVB-500): High Affinity, Highly Specific GAS6/AXL Inhibitor

Modified AXL-Fc fusion protein engineered for strong stability and very high affinity for GAS6

- ~200 fold greater affinity for human GAS6 compared to native AXL receptor
- Preclinical data demonstrated relationship between affinity and anti-tumor activity
- Good safety and PK profile
- Structure modeled after marketed drugs (Enbrel®, Zaltrap®, Orencia®)

Proprietary biomarker tests to monitor GAS6 levels

- Serum GAS6 levels associated with efficacy in preclinical studies
- sAXL/GAS6 ratio pretreatment associated with response in P1b PROC and ccRCC

Strong IP position on GAS6 inhibition (>2035)

Batiraxcept (AVB-500) Inhibits Metastasis and Tumor Growth


GAS6 is the sole activating ligand of AXL
GAS 6
AXL


Batiraxcept binds GAS6, preventing it from binding and activating AXL
GAS 6
AXL
AVB-500



Batiraxcept: Platinum-Resistant Ovarian Cancer (PROC)

Platinum-Resistant Ovarian Cancer Current Treatment Landscape

Need for Better Therapies: Progression-Free Survival is ~3 mos & Overall Survival ~12 mos

Per current NCCN Clinical Practice Guidelines in Oncology, Version 3, for Ovarian Cancer (NCCN, 2021):

- For platinum-resistant disease, non-platinum-based agents or regimens are preferred
  - Paclitaxel with or without pazopanib
  - Paclitaxel with or without bevacizumab
  - Docetaxel
  - Oral etoposide
  - Gemcitabine
  - Liposomal doxorubicin with or without bevacizumab
  - Topotecan with or without bevacizumab
- Sequential therapy using single agents is typically used

Clinical activity of paclitaxel in PROC[1]

- 13-22% ORR
- 2.8-4.4 months mPFS
- 10.7-13.1 mOS

Significant Adverse Events with 80mg/m² Paclitaxel[2] (N=51)			
Event	Grade 2	Grade 3	Grade 4
Neutropenia	0	2 (4%)	0
Thrombocytopenia	1 (2%)	0	0
Anemia	18 (35%)	2 (4%)	1 (2%)
Emesis	4 (8%)	1 (2%)	0
Gastrointestinal	10 (20%)	4 (8%)	0
Allergy	3 (6%)	0	0
Neurologic	10 (20%)	2 (4%)	0
Fatigue/weakness	8 (16%)	4 (8%)	0
Pain	6 (12%)	3 (6%)	0
Myalgias/arthralgias	0	0	0
Dyspnea	3 (6%)	3 (6%)	0
Infection	2 (4%)	1 (2%)	0
Cardiovascular	0	1 (2%)	1 (2%)
Pulmonary	1 (2%)	2 (4%)	0

[1] Taxol PI, Reference ID: 2939751
[2] M. Markman et al. / Gynecologic Oncology 101 (2006) 436– 440
ORR = objective response rate, PFS = progression-free survival, mOS = median overall survival

Summary of Phase 1a Healthy Volunteer and 1b PROC Studies

Phase 1a single ascending dose and repeat dose study in healthy volunteers

- 43 subjects participated; 42 dosed
- Batiraxcept was well-tolerated across doses of 1-10 mg/kg Batiraxcept; no SAEs
- No anti-drug antibodies (ADA)
- 10 mg/kg (IV) administered every other week suppressed serum GAS6 levels for 2 weeks

Phase 1b ascending dose study in Platinum-Resistant Ovarian Cancer (PROC)

- 53 patients with PROC in Phase 1b trial
- Batiraxcept generally well-tolerated across all doses
- No dose-limiting toxicities
- No discontinuations due to AEs
- No unexpected safety signals; safety profile consistent with PLD or PAC
- No ADA
- Infusion-related reactions noted; managed with premedication regimen
- Exposure-response relationship at 10 mg/kg


PLATINUM-RESISTANT OVARIAN CANCER
Batiraxcept 10 mg/kg + PAC (N=16)
Batiraxcept 15 mg/kg + PAC (N=3)
Batiraxcept 20 mg/kg + PAC (N=4)
Batiraxcept 10 mg/kg + PLD (N=21)
Batiraxcept 15 mg/kg + PLD (N=2)
Batiraxcept 20 mg/kg + PLD (N=3)

Batiraxcept IV q14 days; Pegylated liposomal doxorubicin (PLD) 40 mg/m² d1 of 28-day cycle; Paclitaxel (PAC) 80 mg/m² day 1, day 8, day 15 of 28-day cycle; Maintenance dosing on batiraxcept monotherapy

Batiraxcept + Paclitaxel Clinical Activity Associated with Exposure

Modeling Identified RP2D of 15 mg/kg

- Traditional MTD or DLT approach for identification of RP2D not appropriate for batiraxcept due to its benign safety profile
- Exposure-response relationship identified by unsupervised computer analysis
  - Statistically significant relationship between batiraxcept trough levels and PFS
- Minimal efficacious concentration (MEC) of batiraxcept identified as 13.8 mg/L based on Akaike Information Criterion (AIC)
- Modeling predicts 15 mg/kg will provide increase in mPFS relative to 10 mg/kg but no further increase in mPFS with 20 mg/kg relative to 15 mg/kg
  - Applies to all tumors
- **RP2D of 15 mg/kg**

Efficacy Data for Patients Receiving 10 mg/kg and 15 mg/kg of Batiraxcept & Paclitaxel		
	>MEC (N=10)	<MEC (N=9)
ORR	5 (50%), 2 CRs[1]	2 (22%)
mPFS (months)	7.5	2.8
mOS (months)[2]	19.0	8.7

[1] 1 patient at 10mg/kg and 1 patient at 15mg/kg had CR; 1 patient at 15mg/kg with CR continued to show CR at C13D1 while on batiraxcept alone, 6 months after discontinuing paclitaxel, and progressed after not receiving batiraxcept for more than 2 weeks due to illness
[2] final mOS pending trial completion

DLT = dose-limiting toxicity, mOS = median overall survival, MTD = maximum tolerated dose, mPFS = median progression free survival, RP2D = recommended P2 dose

Time on Treatment and Depth of Response for Batiraxcept + Paclitaxel Patients (10 and 15 mg/kg groups)

96% were on 3rd+ Line of Therapy; Literature Demonstrates 85% of Patients on their 3rd Line of Therapy have Progressive Disease by their First CT Scan[1]



PFS Months for Per-Protocol 10 mg/kg and 15 mg/kg AVB500+Pac Subjects
Subject ID
01-0005
19-0001
16-0002
01-0002
16-0005
07-0003
20-0004
08-0002
02-0004
08-0003
12-0002
19-0002
12-0001
02-0002
08-0001
06-0001
17-0002
08-0004
17-0003
13.6 # (15)
9.3 # (10)
9.3 (10)
9.1 (10)
7.7 (10)
7.3 Bev (10)
6.0 * (15)
5.5 Bev (10)
3.6 Bev (15)
3.6 (10)
3.1 Bev (10)
2.9 Bev (10)
2.8 Bev (10)
2.0 Bev (10)
1.8 Bev (10)
1.8 (10)
1.8 Bev (10)
1.8 Bev (10)
1.7 (10)
Confirmed Best Overall Response
Progressive Disease
Stable Disease
Partial Response
Complete Response
+ >MEC
o <=MEC
Start of Confirmed CR
Start of Confirmed PR
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Study Months

\# = Response maintained after discontinuation of chemotherapy at Cycle 6
* = PFS duration censored at date of last radiologic assessment



Largest Change in Target Lesion Burden for Per-Protocol
10 mg/kg and 15 mg/kg AVB-500+Pac Subjects
Change from baseline (%)
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
Confirmed Best Overall Response
Progressive Disease
Stable Disease
Partial Response
Complete Response
+ >MEC
o <=MEC
17-0002
06-0001
02-0002
08-0003
19-0002
08-0004
02-0004
17-0003
12-0002
12-0001
07-0003
20-0004
19-0001
16-0002
08-0002
01-0002
01-0005
16-0005
Subject ID

1 European Journal of Obstetrics & Gynecology and Reproductive Biology 188 (2015) 94–98

Promising Responses in Patients in Later Lines of Therapy and < 3 Month Platinum-Free Interval Compared to Literature

Invasive Tumors Resistant to Multiple Lines of Therapy Expected to Be Dependent on the GAS6/AXL Pathway

CLINICAL RESPONSE OF BATIRAXCEPT + CHEMO* IN PATIENTS WITH < 3MO PLATINUM FREE INTERVAL (N=12)



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF CHEMOTHERAPY IN PATIENTS WITH < 3MO PLATINUM FREE INTERVAL (N=21)**



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF BATIRAXCEPT + CHEMO* IN 3rd LINE & 4th LINE (N=20)



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF CHEMOTHERAPY IN 3rd LINE AND 4th LINE* (N=99)**



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

*All doses and both chemo cohorts; **Historical data from Cancer Chemotherapy and Pharmacology (2019) 84:33-39 37; included PLD, GEM, CPT-11 (irinotecan), topotecan, and paclitaxel; no CRs in historical data (1 PR in historical data); ***European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94–98; 3L included (in order of use) taxol, carboplatin, topotecan, etoposide, Gemzar, doxil, tamoxifen, Adriamycin, carbo+taxol, and "other"; 4L was predominantly taxol.

Batiraxcept + Paclitaxel Clinical Activity in Bevacizumab Subgroups

- Clinical activity higher in patients who had not received bevacizumab prior to entering study
  - Phenomenon observed in other studies[1]
  - Preclinical study showed bevacizumab treatment results in lower distribution of subsequent anti-cancer therapy[2]

[1] Gynecol. Oncol. 157 (2) (2020 May) 379–385; Lancet Oncol. (2021 Apr 9); J. Clin. Oncol. 37 (17) (2019 Jun 10) 1470–1478; N. Engl. J. Med. 375 (22) (2016 Dec 1) 2154–2164; Dig. Liver Dis. 43 (11) (2011 Nov) 917–919.
[2] Int. J. Cancer: 133, 307–315 (2013)
[3] 1 patient at 10mg/kg and 1 patient at 15mg/kg had CR; 1 patient at 15mg/kg with CR continued to show CR at C13D1 while on batiraxcept alone, 6 months after discontinuing paclitaxel and progressed after not receiving batiraxcept for more than 2 weeks due to illness
[4] final mOS pending trial completion

Efficacy Data for Patients Receiving 10 mg/kg and 15 mg/kg of Batiraxcept & Paclitaxel		
	Bevacizumab Naïve (N=9)	Previous Bevacizumab (N=10)
ORR	6 (67%), 2 CRs[3]	1 (10%)
mPFS (months)	7.7	2.8
mOS (months)[4]	19.3	9.2

mOS = median overall survival, mPFS = median progression
Note: Batiraxcept + paclitaxel and >MEC in bev naïve patients (n=7): mPFS 9.1 months and ORR of 71%
For reference, subgroup analysis of the control arms in the AURELIA (NCT00976911) bevacizumab trial (Journal of Clinical Oncology, Vol 33, No 32 (November 10), 2015: pp 3836-383) showed ORR of 30.2% with PAC alone & mPFS of 3.9 months (N=55) free survival

Potentially More Favorable Benefit/Risk Profile Than Competitors

Compelling Anti-tumor Activity

- ORR of 50% with 2 CRs, mPFS of 7.5 months, and mOS of 19 months in 10 & 15 mg/kg batiraxcept + PAC patients when trough levels exceeded MEC
- ORR of 37% in 10 and 15 mg/kg batiraxcept + PAC patients, regardless of whether batiraxcept exposure was above MEC
- Compelling activity in patients with poor prognostic indicators, i.e., later lines of therapy and <3-month platinum-free interval

Favorable Safety Profile to Date

- No DLTs like chemotherapies and ADCs
- No dose reductions or discontinuations to manage toxicities
- No toxicities that have been seen with ADCs: neutropenia, ocular toxicities, peripheral neuropathy, and/or liver enzyme elevation
- Infusion reactions and fatigue appeared to be related to treatment; infusion reactions managed by premedication regimen

	Batiraxcept (10 and 15 mg/kg cohorts) + PAC >Minimal Efficacious Exposure
N	10
ORR [PR / CR]	5 (50%) [3 PRs (30%); 2 CRs (20%)]
mPFS (months)	7.5
mDoR (months)	7.4
mOS (months)*	19.0
Discontinuation due to AEs	0
Dose reductions	0

Batiraxcept Phase 3 Registrational Trial Design in PROC (ClinicalTrials.gov NCT04729608)

- **FDA Feedback:** If positive, trial could support full approval in PROC; no further preclinical or clinical studies required for BLA at this time
- **Endpoint Assessment:** PFS per RECIST V1.1; radiological imaging every 8 weeks
- **Revised Analysis Plan:** Revised analysis plan and removal of Interim analysis (IA); we believe we can enroll the appropriate number of bevacizumab naïve patients without the IA; the final analysis plan is consistent with previous FDA feedback; however, revised plan will be submitted to FDA to ensure agreement.

N of 350

Key Eligibility Criteria [1]

- High-grade serous ovarian cancer pathology
- 1-4 prior lines
- ECOG 0-1
- Stratifications:
  - Prior bevacizumab use
  - Lines of therapy
  - Platinum-free interval

Batiraxcept + PAC

1:1 Randomization

Dosing: Batiraxcept 15 mg/kg q 2 weeks + paclitaxel for 3 weeks, followed by 1 week off versus paclitaxel alone every week for 3 weeks, followed by 1 week off

Placebo + PAC

Endpoints [2]

- Endpoints:
  1. PFS in the bevacizumab naïve[3] population
  2. PFS in the total population
- OS is secondary endpoint
- Readout expected in 2Q'23
- BLA anticipated in 4Q'23

[1] Selection of patient population and dose in this trial confirmed by an IST showing lack of benefit outside this patient population and dose of 15mg/kg batiraxcept.
[2] Intend to discuss revised analysis plan with FDA
[3] Naïve defined as patients who are medically ineligible to receive bevacizumab or who chose not to receive bevacizumab
ECOG = Eastern Cooperative Oncology Group (ECOG) Performance Status, PFS =-progression-free survival, BLA = biologics license application



Batiraxcept: Clear Cell Renal Cell Carcinoma (ccRCC)

ccRCC Current Treatment Landscape

Initially Positioning Batiraxcept in 2L+ with Ability to Expand to 1L

- Limited treatment options for patients who have failed 1L
- Cabozantinib is the predominant drug used in 2L+ ccRCC[1]
- Clinical Activity[2]:
  - Confirmed objective response rate for (60mg) cabozantinib alone ranges from 17%-28%
  - Median PFS for (60mg) cabozantinib ranges from 7.4-9.3 months;
    - 6-month PFS ~55-65% (METEOR, CANTATA)
  - Median OS of 21.4 months (METEOR)
- Safety from METEOR trial[2]:
  - Dose reductions required for 60%
  - Dose interruptions for 70%
  - Adverse reactions in ≥ 25%: diarrhea; fatigue; nausea; decreased appetite; palmar-plantar erythrodysesthesia (PPE); hypertension; vomiting; weight decreased; and constipation
  - Grade 3-4 adverse reactions and laboratory abnormalities in ≥ 5%: hypertension; diarrhea; fatigue; PPE; hyponatremia; hypophosphatemia; hypomagnesemia; lymphopenia; anemia; hypokalemia; and increased gamma-glutamyl transferase

[1] Per key opinion leaders and Decision Resource Group 2019 Report

[2] Lancet 2016 Jul;17(7):917-927; ASCO 2021 CANTATA study reported 28% response rate and PFS of 9.3 mos for cabozantinib alone

Batiraxcept + Cabozantinib Phase 1b Trial Design in ccRCC

Phase 1b Trial of Batiraxcept in Combination with Cabozantinib

Population:

- 26 patients
- Histologically confirmed metastatic ccRCC and has progressed on/after a front-line treatment regimen
- Patients who previously were treated with cabozantinib are excluded

Timing:

- Completed enrollment in November 2021
- Currently dosing 15 mg/kg and 20 mg/kg cohorts

Batiraxcept + Cabozantinib (N=26)

Batiraxcept Dose Levels:

DL 1: 15 mg/kg Q2W, n=16

DL 2: 20 mg/kg Q2W, n=10

Cabozantinib dosing as indicated on the package insert

Ph1b: Baseline Demographics

Representative of 2L+ ccRCC population with 100% having received prior immunotherapy

	N= 26
Age	60 (40-81)
Gender, M	22 (85%)
Prior Number of Lines	1 (1-5)
Prior VEGF TKI	15 (58%)
Prior Immunotherapy	26 (100%)
IMDC Risk: Favorable	6 (23%)
IMDC Risk: Intermediate/Poor	20 (77%)*

*n= 3 were poor risk
Data cutoff February 4, 2022

Safety Profile of Batiraxcept and Cabozantinib

Safety Profile Consistent with the Established Safety Profile for Cabozantinib

Safety	Batiraxcept + Cabozantinib N=26
Treatment Related Deaths	0
Grade 3 Adverse Events (AEs), related to Batiraxcept and Cabozantinib [1] (No Grade 4 or 5 AEs)	4 (15%): Events: HTN, Thrombocytopenia, thromboembolic event, SBO, diarrhea
AEs Leading to Batiraxcept Treatment Discontinuation	3 (11.5%) [2,3] Events: IRR, Fatigue, Diarrhea, GI hemorrhage
AEs of Special Interest (Infusion Related Reaction)	5 (19%)

Data cutoff February 4, 2022

[1] HTN, thrombocytopenia, small bowel obstruction (SBO), and diarrhea were transient and resolved while batiraxcept therapy continued. Thromboembolic event ongoing and patient's cabozantinib interrupted but batiraxcept dosing continued. All events have been reported with cabozantinib use.
[2] Patient discontinued batiraxcept due to toxicity related to batiraxcept and cabozantinib (grade 2 diarrhea combined with the lack of care giver support).
[3] GI hemorrhage was deemed not related to batiraxcept and possibly related to cabozantinib

ccRCC: Clinical Activity of Batiraxcept + Cabozantinib

- 46% best overall response rate in cabozantinib + batiraxcept group; 17-28% confirmed response rate for cabozantinib alone[1] ; confirmed response rates relate to PFS in 1L and 2L ccRCC[2]
- 79% progression-free survival at 6 month; ~55-65% for cabozantinib alone[1]
- No patients had progression as best response in cabozantinib + batiraxcept group; PD rate for cabozantinib alone is 8.5-14%[1]

	Clinical Activity		
	All Patients	15 mg/kg	20 mg/kg
Partial Response (PR; confirmed + unconfirmed)	12/26 (46%)	9/16 (56%)	3/10 (30%)
Stable Disease (SD)	14/26 (54%)	7/16 (44%)	7/10 (70%)
Clinical Benefit Rate (SD + PR)	100%	100%	100%
6-month Progression Free Survival	79%	86%	NE
3-month Duration of Response	100%	100%	100%

[1] METEOR, CANTATA Studies
[2] 10.1200/jco.2015.33.15_suppl.e15581 *Journal of Clinical Oncology* 33, no. 15_suppl; slides in backup

Data cutoff February 4, 2022
NE = not evaluable

ccRCC: Pretreatment Serum sAXL/GAS6 is a Potential Biomarker

Response Rate Increases from 46% observed in ALL patients to 63% Observed in the Biomarker High Subgroup*

	Response Rates (unconfirmed + confirmed)		
	All Patients	15mg/kg	20mg/kg
PR for Patients with low sAXL/GAS6	0/6 (0%)	0/4 (0%)	0/2 (0%)
PR for Patients with high sAXL/GAS6	12/19 (63%)	9/12 (75%)	3/7 (43%)
6-month Progression-Free Survival in Biomarker High subgroup	77%	91%	NE

* Exact biomarker threshold to be determined once all data analyzed
NE = not evaluable
Data cutoff February 4, 2022

Depth and Duration of Response in ccRCC

Batiraxcept + Cabozantinib



Change from Baseline, (%)
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50
Weeks on Study
Dose Cohort
15 mg/kg
20 mg/kg
Patient ID
101-004 101-006 102-001 102-002 103-001 104-001 105-002 105-003 105-004
106-001 107-002 107-004 107-005 107-006 107-007 109-001 101-003 101-005
101-007 103-002 105-005 105-006 105-007 107-009 108-001 109-002

- As of Feb 4, 2022, 5/26 (19%) have progressed or died: 107-005 103-001, 105-007, 104-001, 105-006
- Seven patients (101-004, 101-005, 102-002, 105-002, 105-006, 107-002, and 107-004) experienced resolution of one or more target lesions

Phase 1b/2 Trial Designed to Accelerate Development in ccRCC

Strong Rationale to Evaluate Batiraxcept Monotherapy and Combination with Nivolumab + Cabozantinib in 1L; Initiated Enrollment in January 2022

Phase 1b and Phase 2 Part A: Batiraxcept 15 mg/kg	Phase 1b, N=16	Phase 2 Expansion, N=25	2L+ ccRCC: batiraxcept + cabozantinib 60 mg
Phase 1b: Batiraxcept 20 mg/kg	Phase 1b, N=10		
Phase 2 Part B: Batiraxcept 15 mg/kg (option to increase to 20 mg/kg)		Phase 2 Expansion, N=20	1L ccRCC: batiraxcept + nivolumab + cabozantinib 40 mg
Phase 2 Part C: Batiraxcept 15 mg/kg (option to increase to 20 mg/kg)		Phase 2 Expansion, N=10	ccRCC patients ineligible for curative intent therapy: batiraxcept monotherapy



Batiraxcept: Pancreatic Adenocarcinoma

Pancreatic Adenocarcinoma Current Treatment Landscape

Unmet Need with Current Treatments Providing Modest Clinical Activity

Gemcitabine + nab-paclitaxel used in 1L treatment for advanced pancreatic adenocarcinoma

Clinical Activity[1]:

- ORR 23% with 1 patient with CR (<1%)
  - 20% progressed at first scan
- mPFS 5.5 months
- mOS 8.5 months

Safety[1]:

- 33% of patients had dose reductions, resulting in a median relative dose intensity of 85%

[1] N Engl J Med 369;18 nejm.org October 31, 2013

Adverse Event (AE)	Nab-Paclitaxel + Gemcitabine (N=421)
AE leading to death – no. (%)	18 (4%)
Grade ≥ 3 Hematologic AE – no./total no. (%)	
Neutropenia	153/405 (38%)
Leukopenia	124/405 (31%)
Thrombocytopenia	52/405 (13%)
Anemia	53/405 (13%)
Receipt of growth factors – no./total no. (%)	110/431 (26%)
Febrile neutropenia – no. (%)	14 (3%)
Grade ≥ 3 nonhematologic AE occurring in >5% of patients – no. (%)	
Fatigue	70 (17%)
Peripheral neuropathy	70 (17%)
Diarrhea	24 (6%)
Grade ≥ 3 peripheral neuropathy	
Median time to onset – days	140
Median time to improvement by one grade – days	21
Median time to improvement to grade ≤1 – days	29
Use of nab-paclitaxel resumed – no./total no. (%)	31/70 (44%)

Batiraxcept + gemcitabine + nab-paclitaxel Phase 1b Trial Design in 1L Pancreatic Adenocarcinoma

Ongoing Phase 1b Trial

Population:

- Patients (N~20) with advanced or metastatic pancreatic adenocarcinoma eligible to receive gemcitabine + nab-paclitaxel as first-line treatment
- Assess safety, tolerability and clinical activity of batiraxcept in combination with gemcitabine + nab-paclitaxel (Abraxane®)

Timing:

- First patient dosed in August 2021
- Enrollment completed January 2022

Phase 1b

Batiraxcept (15 mg/kg) + gemcitabine + nab-paclitaxel

Safety, tolerability and clinical activity

Initial Safety and Anti-Tumor Activity from Phase 1b Pancreatic Trial

SAFETY:

- No unexpected safety signals observed in the first 6 patients who completed Cycle 1
- Grade 3 events related to the combination: 5 (24%).
  - Events include: neutropenia/neutrophil count decreased, dizziness, fatigue, muscle weakness
  - No grade 4 or 5 events related to batiraxcept
- Infusion related reaction (a batiraxcept adverse event of special interest): 4 (19%)
- Safety profile consistent with gemcitabine + nab-paclitaxel.

EFFICACY:

Efficacy Evaluable	15 mg/kg batiraxcept + gemcitabine+ nab-paclitaxel
Best Objective Response Rate (Confirmed + Unconfirmed)[1]	**N = 13**
Partial Response	4 (31%)
Stable Disease	5 (38%)
Progressive Disease	4 (31%)

[1]All patients with at least 8 weeks (1 radiological image) follow up; one additional patient died prior to first on treatment scan due to urosepsis, unrelated to batiraxcept

Data cutoff February 4, 2022

Financial Summary

$67.5 Million* Cash and Cash Equivalents	20.9 Million* Shares Outstanding	No Debt	Cash Runway Expected to Fund Base Operating Plan into Q4 2022 #

* Data as of 9/30/2021; doesn't include the $10M investment from Eshelman Ventures, LLC in January, 2022
# Includes $10M investment from Eshelman Ventures, LLC in January, 2022

Appendix

Strong Biological Rationale for Batiraxcept in PROC

- AXL expressed in 0% (0 of 10) of normal ovarian tissue[1]
- AXL expressed in 73% (219 of 297) of all ovarian tumor samples, demonstrating that AXL expression is significantly higher (P < 0.0001) in ovarian carcinomas than normal ovarian epithelium[2]
- Batiraxcept single-agent activity in PROC and OC preclinical models
- Combination with doxorubicin resulted in nearly undetectable levels of disease in preclinical metastatic models

OVCAR 8 (Ovarian Cancer Model) [2]


Number of metastases
1,000
750
500
250
0
Tumor weight (g)
0.75
0.50
0.25
0
Saline
AVB
Dox
AVB + Dox

SKOV3 IP (Platinum-Resistant Ovarian Cancer) [2]


Number of metastases
300
200
100
0
Tumor weight (g)
2
1.5
1
0.5
0
Saline
AVB
Dox
AVB + Dox

[1]Rankin et al., Cancer Res; 70(19) October 1, 2010
[2] Kanolis et al, J Clin Invest. 2017;127(1):183–198
Dox = doxorubicin, AVB = batiraxcept, PROC = platinum-resistant ovarian cancer, OC = ovarian cancer

Strong Biological Rationale for Batiraxcept in Pancreatic Adenocarcinoma

- Preclinical data demonstrated increased survival in combination with gemcitabine, decreased fibrosis, and decreased tumor weight in orthotopic models
- Batiraxcept in combination with paclitaxel demonstrated compelling clinical activity in PROC

- Studies have reported AXL expression correlates with worse outcome in clinical samples from pancreatic cancer patients[1,2]
  - ~70% of patients had tumor tissues with high AXL levels, which was associated with worse prognosis, distant metastasis, and poor overall survival and recurrence-free survival
  - AXL silencing by shRNA decreased cell invasion, Akt activation, and increased radiation-induced PARP cleavage and apoptosis[1]; pancreatic ductal adenocarcinoma cell lines with shRNA knockdown of AXL resulted in reduced tumor growth and metastasis in vivo

[1] Song X, Wang H, Logsdon CD, et al. Overexpression of receptor tyrosine kinase Axl promotes tumor cell invasion and survival in pancreatic ductal adenocarcinoma. Cancer 2011 2 15;117(4): 734–43.
[2] Leconet W, Larbouret C, Chardes T, et al. Preclinical validation of AXL receptor as a target for antibody-based pancreatic cancer immunotherapy. Oncogene 2014 11 20;33(47):5405–14.

Strong Biological Rationale for Batiraxcept in ccRCC

GAS6/AXL in ccRCC[1]

- AXL plays significant role in ccRCC invasion & metastasis
- AXL highly expressed in aggressive ccRCC tumors and associated with poor outcome
- GAS6/AXL signaling pathway is established therapeutic target to prevent/treat metastatic ccRCC

Strong *in vivo* activity in preclinical models[1,2]

- Batiraxcept single agent activity in metastatic disease
- Data support combination of batiraxcept & antiangiogenic agents for treatment of advanced kidney cancer

GAS6/AXL levels predict prognosis and survival in humans[1,2]


A
Tumor
Normal
Frequency
120
100
80
60
40
20
0
5
10
15
AXL Expression (log2)


B
AXL Expression (log2)
14
12
10
8
6
ccA
ccB
cc3
Normal


C
AXL
Cases w/out altered AXL
Cases with altered AXL
p=0.004812
% Surviving
100
80
60
40
20
0
0
20
40
60
80
100
120
Months

(A) AXL expression in ccRCC in The Cancer Genome Atlas (TCGA) dataset. (B) Box plot of AXL gene expression with tumor and normal samples split into molecular subgroups: ccA (good prognosis), ccB (aggressive), cc3 (non-VHL), and compared with normal kidney. (C) Kaplan–Meier plot of survival by AXL altered gene expression in the TCGA tumor samples.[1]

1. Rankin et al. PNAS | September 16, 2014 | vol. 111 | no. 37 | 13376.
2. Xiao et al. Cancer Research October 4, 2019

Batiraxcept Effectively Targets Metastasis Preclinically in ccRCC

Direct regulation of GAS6/AXL signaling by HIF Promotes Renal Metastasis through SRC and MET

- Stress conditions in cell activate GAS6/AXL signaling to allow cell to survive
- Hypoxia (stress factor), typical in solid tumors, induces hypoxia inducible factors HIF-1 and HIF-2 which activate AXL
- GAS6/AXL pathway activates cMET and transcription factors (e.g., SNAIL and SLUG) involved in epithelial to mesenchymal transition, leading to metastasis
- Genetic or therapeutic **inactivation of GAS6/AXL pathway preclinically significantly inhibits invasion and metastasis** of ccRCC cells (**without HIF inhibition**)



Hypoxia
GAS6
sAXL
cMET
AXL
Cell Membrane
VHL
OH OH
PHD
O_2
HIF
26S
Proteasome
SRC
Nucleus
HIF
ARNT
AXL
SNAIL
SLUG
Poor Patient Survival
Metastasis
Migration/Invasion

Rankin et al, PNAS, September 16, 2014, vol. 111, no. 37, 13377

Strong Patent Protection

Stanford Licensed IP

1 Patent Family – Expiration 2031

U.S.:	3 Issued Patents
Worldwide:	10 Issued (2 HK Recorded) Patents (EP Validated In 18 EP Countries)
	3 Pending Patent Applications

Stanford-Batiraxcept Co-owned IP

3 Patent Families – Expirations 2032 / 2033 / 2035

U.S.:	3 Issued Patents – 1 Pending Patent Application
Worldwide:	11 Issued Patents – (2 EP Validated In 18 EP Countries; 1 EP Validated in 7 Countries)
	1 Pending Patent Application Worldwide

Batiraxcept-Owned IP

5 Patent Families – Expiration 2035 / 2038 / 2041 (2) / 2042

U.S.:	1 Issued Patent – 1 Pending US Provisional
Worldwide:	2 Pending Patents – 11 Pending Patent Applications Worldwide

Clinical Activity of Cabozantinib in 2L+ ccRCC

	CANTATA CABOZANTINIB (N=223) [1]	NCT03634540 CABOZANTINIB + Belzutifan (N= 52)	METEOR CABOZANTINIB [3] (N=330)
Clinical Activity			
Objective Response % (95% CI)	27.8	28.8 (17.1 – 43.1)	17 (13-22)
Complete Response (%)	1	0	0
Stable Disease (%)	60	Not Reported	62
Progressive Disease (%)	8.5	Not Reported	14
mPFS (months) (95% CI)	9.3 (7.6 – 11.0)	16.8 (9.2 – Not Reached)	7.4
Safety			
Deaths (#)	3 (1%)	0	1 (<1%)
Grade >=3 Treatment Related AEs in More Than 10% of Patients (%)	79 HTN (18%), Diarrhea (13%)	60 HTN (23%), Anemia (12%), Fatigue (12%)	39 HTN (15%), Diarrhea (13%), Fatigue (11%), PPE (27%)
Treatment Discontinuations Due to AEs (%)	15	15 – Cabozantinib 12 - Belzutifan	10
Dose Reductions (%)	83	Not Reported	60

1 Abstract 4501, 2021 ASCO meeting
2 ESMO 2021
3 Lancet 2016 Jul;17(7):917-927.

SUMMARY of 1L PREFERRED NCCN REGIMENS Version 3.2022	Nivolumab + Ipilimumab[1] (N=550 ITT n/I, int/poor N=425) CheckMate 214 *Category 1* *(poor/ int. risk)*	Pembro + Axitinib[1] (N=432 p/a) Keynote-426 *Category 1* *(all risk groups)*	Nivo + Cabozantinib[1] (N=323 n/c) Checkmate 9ER *Category 1* *(all risk groups)*	Lenvatinib + Pembro[1] (N=355 l/p) CLEAR *Category 1* *(all risk groups)*	Cabozantinib (N=79) CABOSUN *Category 2A* *(poor/int. risk)*
Median follow-up	25.2 months	12.8 months	18.1 months	26.6 months	25.0 months
ORR % (95% CI)	41.6 (ITT: 39)	59.3	55.7	71	20*
CR (%)	9.4	5.8	8	16.1	0
PR (%)	32.2	53.5	47.7	54.9	20
mPFS (months) (95% CI)	11.6 ITT: 12.4	15.1	16.6	23.9	8.6
TRAE deaths (#)	8	4	4	4	2
Grade ≥3 TRAEs (≥10%)	46 (<15%) ↑ lipase level, fatigue, diarrhea	63 Most common (≤): hypertension, hepatoxicity, diarrhea, ALT ↑, hyperglycemia	60.6 Hypertension, PPE, diarrhea, hyponatremia	71.6 Hypertension, diarrhea, ↑ lipase levels	66.7 (any cause) Hypertension, diarrhea, fatigue, platelet count ↓
DC due to AEs (%) **TRAE discontinuations	22*	Pembro: 13% Axitinib: 13% Both: 8%	Cabo: 6.6%** Nivo: 5.6%** Both: 3.1%** Either: 15.3%**	Len: 25.6% Pembro: 28.7% Both: 13.4%	21%
DI/DR due to AEs (%)	Nivo: 58% Ipi: 27%	Pembro: 50% Axitinib: 64% / 22% Both: 76%	Cabo: 46% Nivo: 3%, Both: 21% / Either: 83%	Len: 73% / 68.8% Pembro: 55% Both: 39%	DI: 73% DR: 46%

1 Results from PI, published primary analysis and website data used for FDA approval. Updated follow-up analysis in some studies may be available.
*Partial responses only, as assessed by a retrospective blinded independent radiology review committee (BIRC)

SUMMARY of 2L PREFERRED NCCN REGIMENS Version 3.2022	Cabozantinib[1] (N=330) METEOR *Category 1*	Lenvatinib + Everolimus[1] (N=51) Study 205 *Category 1*	Nivolumab[1] (N=406) Checkmate 025 *Category 1*
Median follow-up	19 months	17.8 months	Minimum of 14 months
ORR % (95% CI)	17	37	25
CR (%)	0*	2	4
PR (%)	21*	35	24
mPFS (months) (95% CI)	7.4	14.6	4.6
TRAE deaths (#)	1	1	0
Grade ≥3 TRAEs (≥10%)	39 (any cause) Hypertension, diarrhea, fatigue, PPE	63 Diarrhea, fatigue, asthenia, hypertension, renal failure (most common SAE)	19 Fatigue
DC due to AEs (%) **TRAE discontinuations	10%	24%	8%**
DI/DR due to AEs (%)	DI: 70% DR: 60%	71%	DI: 51% DR: Not allowed

PREFERRED NCCN REGIMEN Version 3.2022	Belzutifan[1] (N=61) Study 004 *Category 2A* *Treatment of patients with VHL disease-associated RCC who require therapy but not immediate surgery*
Median follow-up	19 months
ORR % (95% CI)	49
CR (%)	0
PR (%)	49
mPFS (months) (95% CI)	7.4
TRAE deaths (#)	0
Grade 3 TRAEs (≥10%) No G4/5 TRAEs	13 Anemia, ↓ hemoglobin, fatigue Boxed warning: Embryo-fetal toxicity
DC due to AEs (%)	3.3%
DI/DR due to AEs (%)	DI: 39% DR:13%

1 Results from PI, published primary analysis and website data used for FDA approval. Updated follow-up analysis in some studies may be available.
*N=187 – among 1st 375 patients who underwent randomization

Linear Regression on 1L ccRCC PFS vs ORR Demonstrates High Correlation

Linear Regression Calculator

For your data, the regression equation for *Y* is:

$$\hat{y} = 0.27324X + 1.62902$$

As you can see the output from this calculator is fairly verbose. Mostly it should be self-explanatory, but you should note that any apparent discrepancies in calculations are because rounding is used for the purposes of display, but not for the calculations themselves.

If you wish to perform a further calculation, it is necessary to hit the reset button at the bottom of the page.

X Values	*Y* Values
41.6	11.6
59.3	15.1
55.7	16.6
71	23.9
20	8.6
M: 49.52	M: 15.16



22.0938776077098
17.0938776077098
12.0938776077098
7.09387760770975
Y - Dependent
X - Independent
Regression Line (ŷ = 0.27X + 1.63)

Estimate

Calculation Summary

Sum of X = 247.6
Sum of Y = 75.8
Mean X = 49.52
Mean Y = 15.16
Sum of squares (SS_X) = 1529.388
Sum of products (SP) = 417.894

Regression Equation = $\hat{y} = bX + a$

$b = SP/SS_X = 417.89/1529.39 = 0.27324$

$a = M_Y - bM_X = 15.16 - (0.27*49.52) = 1.62902$

$\hat{y} = 0.27324Y + 1.62902$

Linear Regression on 2L and 1L+2L ccRCC PFS vs ORR Demonstrates High Correlation


Linear Regression
mPFS
ORR
0
5
10
15
20
0
10
20
30
40


Linear Regression
mPFS
ORR
0
10
20
30
0
20
40
60
80

Rates and Depth of Response Associated with Overall Survival in ccRCC

- Retrospective studies have shown that early tumor shrinkage (eTS) based on target lesion reduction from baseline to first post-baseline scan, has predictive value for targeted therapies in RCC (Grunwald 2015; Grunwald 2016)
- In the Phase 3 METEOR study, cabozantinib improved median OS compared to everolimus (21.4 vs 16.5 months) (Choueiri 2016)
- In a retrospective analysis of the METEOR trial, Duran and colleagues estimated median OS for patients with ≥30% eTS, any eTS or no eTS at first post-baseline scan (week 8)
- Cabozantinib demonstrated a higher rate and greater depth of tumor shrinkage at the first post-baseline scan compared with everolimus; Early tumor shrinkage is associated with overall survival

Proportion of pts in each subgroup. Early tumor shrinkage*	Cabo, n (%) (N=330)	Eve, n (%) (N=328)
≥30%	65 (19.7)	16 (4.9)
Any	242 (73.3)	155 (47.3)
None	77 (23.3)	156 (47.6)
Unknown	11 (3.3)	17 (5.2)

*From baseline to first post-baseline scan (week 8)

Duran et al Genitourinary Cancers Symposium 2019, abstract #550

Strategic Collaborations

3DMed

Exclusive license agreement for development & commercialization of batiraxcept across all oncology indications in Greater China

- $12M upfront payment received
- $207M total potential development and commercial milestone payments; $9M development milestones achieved to date
- Tiered-royalties ranging from low double-digit to mid-teens as a % of annual net sales

WuXi Biologics
Global Solution Provider

Identify/develop novel, high-affinity bispecific antibodies against CCN2, also known as connective tissue growth factor (CTGF), targeting cancer/fibrosis

- CTGF over-expression is hallmark of fibrosis in multiple tissues and is widely thought to be required to mediate profibrotic effects of TGFβ
- Overexpression associated with poor prognosis in many cancers, including aggressive/invasive breast cancer, osteolytic breast cancer, pancreatic cancer, and glioblastoma

Domain-focused strategy to generate a best-in-class clinical therapeutic targeting desmoplasia and tumor growth in 2023

Potential Mechanism of Synergy Between AVB-500 and PARP Inhibitors

- The association between AXL and DNA repair protein expression was reported by Balaji et al, for TNBC, NSCLC and HNSCC patient cohorts, where higher AXL levels in patient tumors was associated with increased expression of multiple DNA repair proteins, especially those involved in homologous recombination DNA repair process.
- Downregulation of AXL in both NSCLC and TNBC cell lines increased expression of apoptotic markers, cleaved PARP and cleaved caspase-7
- AXL inhibition leads to an increase in accumulation of DNA damage by compromising homologous recombination (HR)
- Defects in HR-mediated DNA repair have been shown to sensitize cells to PARP inhibition, which interferes with single stranded DNA repair mechanism



DNA Damage
AXL Inhibitor (TP0903)
PARP Inhibitor (olaparib)
AXL
PARP
HR mediated DNA repair
Base Excision repair
Cell survival
DNA damage accumulation and Apoptosis

Balaji et al., Mol Cancer Res; 15(1) January 2017

aravive

Developing Transformative Targeted Cancer Therapeutics

Corporate Presentation
March 2022

NASDAQ: ARAV

